                                                                   EXHIBIT 10.11


                            STOCKHOLDERS' AGREEMENT
                            -----------------------

     This Stockholders' Agreement (this "Agreement"), dated as of January 4, 1996 is made and entered into by and among the parties listed on the signature page hereto (the "Stockholders") and Rental Service Corporation, a Delaware corporation ("the Company").

                                    RECITALS
                                    --------

     WHEREAS, the parties hereto, consisting of certain stockholders of the Company ("Stockholders") owning either or both of shares of common stock of the Company ("Company Common Stock") or preferred stock of the Company ("Company Preferred Stock" and, together with the Company Common Stock, the "Company Stock") desire to enter into this Agreement for the purpose of regulating certain aspects of their relationship on and after the date hereof;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section I.  Authorization.
            -------------

     Each Stockholder hereby represents and warrants to the Company and to each other that it has full power and authority to execute, deliver and perform its obligations under this Agreement. The execution and delivery of this Agreement has been duly and validly authorized, and all necessary action has been taken, to make this Agreement a valid and binding obligation of such Stockholder, enforceable in accordance with its terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

Section II.  Certain Covenants of the Company.
             --------------------------------

     When it is first legally required to do so, the Company will register the Company Common Stock under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and will keep effective such registration and will timely file such information, documents and reports as the Securities and Exchange Commission (the "Commission") may require or prescribe under Section 13 of the Exchange Act. From and after the effective date of any registration statement filed by the Company under the Securities Act of 1933, as amended (the "Act"), the Company will (whether or not it may then be required to do so) timely file such information, documents and reports as the Commission may require or present under Section 13 or 15(d) (whichever is applicable) of the Exchange Act. Immediately upon becoming subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act, the Company will forthwith upon request furnish any Stockholder (i) a written statement by the Company that it has complied with such reporting requirements, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents filed by the Company with the Commission as such Stockholder may reasonably request. The Company acknowledges and agrees that the purposes of the requirements contained in this Section II are to enable any such Stockholder to comply with the current public information requirements contained in Rule 144 and Rule 144A under the Act should such Stockholder ever wish to dispose of any of the Shares acquired by it hereunder without registration under the Act in reliance upon Rule 144 or Rule 144A (or any other similar exemptive provision). In addition, the Company will take such other measures and file such other information, documents and reports, as shall hereafter be required by the Commission as a condition to the availability of Rule 144 and Rule 144A under the Act (or any similar exemptive provision hereafter in effect).

Section III.  Rights of First Refusal.
              -----------------------

     A. Before any shares of Company Stock, or any beneficial interest therein, may be sold, transferred or assigned (including transfer by operation of law) or pledged, hypothecated or encumbered by any of the Stockholders (a "Selling Stockholder") (except to a bank or other lending institution to secure loans extended by such bank or other lending institution for any purpose, which bank or other lending institution, prior to such pledge, hypothecation or encumbrance, agrees in writing to be bound by the provisions of this Agreement and delivers written notice of such agreement to the Company) such shares shall first be offered to the Company and other Stockholders owning the same class of Company Stock (the "Applicable Class Stockholders") as set forth below.

     B. The Selling Stockholder shall deliver a notice (the "Notice") to the Company stating (i) his bona fide intention to sell or transfer such shares,
(ii) the number of shares proposed to be sold or transferred (the "Noticed Shares"), (iii) the price for which it is proposed to sell or transfer the Noticed Shares (in the case of a transfer not involving a sale such price shall be deemed to be fair market value of the Noticed Shares as determined pursuant to Section III.D hereof) and the terms of payment of that price and other terms and conditions of sale, and (iv) the name and address of the proposed purchaser or transferee. A Selling Stockholder shall not effect, or attempt to effect, any sale or other transfer for value of the Company Stock other than for money or an obligation to pay money.

     C. For a period of thirty (30) days after receipt of the Notice, the Company (or its assignee or assignees other than Brentwood Acme Partners, L.P. (the "Partnership") or an Affiliate (as defined in Section IV.E) thereof (any such assignee being called a "Permitted Assignee")) shall have the right to purchase all of the Noticed Shares. The price per share of the Noticed Shares purchased by the Company pursuant to this Section III.C shall be, in the case of a sale, the price per share as set forth in the Notice and, in the case of a transfer not involving a sale, the fair market value of such shares determined pursuant to Section III.D hereof, and the purchase shall be on the same terms and subject to the same conditions as those set forth in the Notice. If the Company (including its Permitted Assignee or Permitted Assignees) elects not to purchase all the Noticed Shares, it shall give written notice within the thirty (30) day period following receipt of the Notice, and, for a period of twenty (20) days after receipt of the aforementioned notice from the Company, the other Applicable Class Stockholders have the right to purchase pro rata all of the Noticed Shares not purchased by the Company (the "Remaining Shares") (pro rata on the basis of those Applicable Class Stockholders that elect to purchase such Remaining Shares) on the same terms and conditions as set forth in the Notice. The price per share shall be, in the case of a transfer not involving a sale, the fair market value of such shares determined pursuant to Section III.D. hereof, and the purchase shall be on the same terms and subject to the same conditions as those set forth in the Notice.

     D. In the case of a transfer of shares of Company Stock not involving a sale, the fair market value of the shares shall be determined in good faith by the Company's Board of Directors. This determination will be final and binding upon all parties and persons claiming under or through them. Anything in this
Section III.D to the contrary notwithstanding, if a Selling Stockholder is not satisfied with the determination of fair market value, such Stockholder may elect not to proceed with the proposed transfer of shares of Company Stock not involving a sale and retain such shares under this Agreement.

     E. If the Company (including its Permitted Assignee or Permitted Assignees) or the other Applicable Class Stockholders, as applicable, does not elect to purchase all of the shares of Company Stock to which the Notice refers as provided in Section III.B hereof, then none of the shares shall be purchased (unless the Selling Stockholder elects otherwise), and the Selling Stockholder may sell or transfer all (but not less than all) of such shares to any purchaser or transferee named in the Notice at, in the case of a sale, the price specified in the Notice or at a higher price, provided that such sale or transfer is consummated within five (5) months of the date of the Notice to the Company.

     F. Notwithstanding subsections A through E of this Section III, the Company and the other Investors shall not have any rights under this Section
III: (i) at any time subsequent to the closing of an underwritten public offering of the equity securities of the Company pursuant to a registration
statement declared effective under the Act;        (ii) at any time after any
equity securities of the Company have been registered under Section 12(g) of the Securities Exchange Act of 1934, as amended; or (iii) as a result of or at any time after any transfer of equity securities of the Company in connection with a sale of the Company, whether such sale is effected by merger, consolidation, sale of assets or sale or exchange of stock representing at least fifty percent (50%) of the voting power of the stock of the Company (in terms of number of votes for the election of directors).

Section IV.  Tag-Along Rights.
             ----------------

     A.  If the Partnership or any of its respective Affiliates (as hereinafter defined) (collectively, the "Selling Group"), at any time or from time to time, enters into an agreement (whether oral or written) to transfer, sell or otherwise dispose of, directly or indirectly (a "Tag-Along Sale"), any shares of the Company Preferred Stock or the Company Common Stock or any interest therein, then each other Stockholder shall have the right, but not the obligation, to participate in such Tag-Along Sale (and to displace the Selling Group to the extent of such participation) by selling up to its pro rata
                                                                --- ----
interest (based on the shares outstanding of the applicable class) of the number of shares of Company Preferred Stock or Company Common Stock (the "Stockholders' Allotment") equal to the product of (i) the total number of shares of Company Preferred Stock or Company Common Stock proposed to be sold or otherwise disposed of by the Selling Group in the Tag-Along Sale multiplied by (ii) a fraction, the numerator of which shall equal the aggregate number of shares of Company Preferred Stock or Company Common Stock owned by Stockholders who have elected to participate in such Tag-Along Sale immediately prior to the Tag-Along Sale and the denominator of which shall equal the sum of: (A) the aggregate number of shares of Company Preferred Stock or Company Common Stock owned by members of the Selling Group who have elected to participate in such Tag-Along Sale immediately prior to Tag-Along Sale; and (B) the aggregate number of shares of such class of Company Preferred Stock or Company Common Stock owned by Stockholders who have elected to participate in such Tag-Along Sale immediately prior to the Tag-Along Sale.

     Any such sale by any Stockholder shall be on the same terms and conditions as the proposed Tag-Along Sale by the Selling Group; provided, however, that all
                                                     --------  -------
selling Stockholders shall share pro rata, based upon the number of shares being
                                 --- ----
sold by each (i) in any indemnity liabilities to the proposed transferee or purchaser in the Tag-Along Sale (other than representations as to unencumbered ownership of and ability to transfer the shares being sold of any other seller in the Tag-Along Sale, which shall be the sole responsibility of such other seller) and (ii) in any escrow for the purpose of satisfying any such indemnity liabilities; provided, further that each Stockholder's sharing obligation
             --------  -------
hereunder with respect to such indemnity or other liabilities shall be limited to the shares of Common Stock and Preferred Stock being sold by such Stockholder and the proceeds thereof, including without limitation the cash and non-cash consideration received by such Stockholder with respect to such shares of Common Stock and Preferred Stock. In no circumstance whatsoever hereunder shall any recourse be had to such Stockholder, whether by levy or execution, or under any law, or by the enforcement of any assessment or penalty or otherwise, it being understood that the sole recourse for enforcing such Stockholder's obligation shall be to such shares of Common Stock and/or Preferred Stock being sold thereby and the proceeds thereo.

     B. The foregoing notwithstanding, Section IV.A shall not apply to (i) any transfer, sale or other disposition of shares of Company Preferred Stock or Company Common Stock solely among the Partnership and its Affiliates for a price not in excess of the original purchase price of such shares, (ii) any distribution by the Partnership to its partners and (iii) any merger or consolidation of the Company with or into another corporation or a sale of all or substantially all of the assets of the Company followed by its dissolution, provided that all shares of Company Stock subject to this Agreement are treated the same in any such transaction.

     C. The Selling Group members participating in a Tag-Along Sale or a representative of the Selling Group (the "Selling Group Representative," which shall be the general partner of the Partnership until the other Stockholders are notified of the name and address of a successor representative) shall promptly provide each Stockholder with written notice (the "Tag-Along Sale Notice") not more than 60 nor less than 30 days prior to the proposed date of the Tag-Along Sale (the "Tag-Along Sale Date"). In order to facilitate the prompt delivery of the Tag-Along Sale Notices, the Company hereby covenants to provide the Selling Group members participating in a Tag-Along Sale or the Selling Group Representative, as the case may be, access to stock record books of the Company. Each Tag-Along Sale Notice shall set forth: (i) the name and address of each proposed transferee or purchaser of shares of Company Preferred Stock or Company Common Stock in the Tag-Along Sale; (ii) the name and address of each Selling Group member participating in the Tag-Along Sale and the number of shares of Company Preferred Stock or Company Common Stock proposed to be transferred or sold by each such Selling Group member; (iii) the proposed amount and form of consideration to be paid for such shares and the terms and conditions of payment offered by each proposed transferee or purchaser, (iv) the aggregate number of shares of Company Preferred Stock or Company Common Stock held of record as of the close of business on the date of the Tag-Along Sale Notice (the "Tag-Along Notice Date") by the Stockholder to whom the notice is sent and the aggregate number of such Stockholder's shares of Company Preferred Stock or Company Common Stock outstanding on the Tag-Along Notice Date; (v) the aggregate number of shares of Company Preferred Stock or Company Common Stock held of record as of the Tag-Along Notice Date by the Selling Group; (vi) the maximum number of shares of Company Preferred Stock or Company Common Stock (the "Stockholder's Allotment") that the Stockholder to whom the notice is sent is entitled to include in the Tag-Along Sale assuming each Stockholder elected to participate in the Tag-Along Sale and elected to sell the maximum number of shares owned by such Stockholder; (vii) the number of shares of each class of Company Preferred Stock or Company Common Stock constituting the Stockholders' Allotment; (viii) confirmation that the proposed purchaser or transferee has been informed of the "Tag-Along Rights" provided for herein and has agreed to purchase shares of Company Stock in accordance with the terms hereof; (ix) the Tag-Along Sale Date and (x) confirmation that, with respect to the shares of Company Preferred Stock or Company Common Stock to be received by the proposed transferee or purchaser, the proposed transferee or purchaser agrees in writing to be bound by, and covenants that each transferee of all such shares shall be bound by, the provisions of this Agreement as if it were a member of the Selling Group.

     Each Stockholder shall provide written notice (or oral notice confirmed in writing) (the "Tag-Along Notice") to the member(s) of the Selling Group participating in the Tag-Along Sale, or, at such Stockholder's option, to the Selling Group Representative, no less than 15 days prior to the Tag-Along Sale Date. The Tag-Along Notice shall set forth the number of shares of Company Preferred Stock or Company Common Stock, if any, that such Stockholder desires to include in the Tag-Along Sale (which shall not exceed such Stockholder's Allotment). The Tag-Along Notice shall also specify the aggregate number of additional shares of Company Preferred Stock or Company Common Stock owned of record as of the Tag-Along Notice Date by such Stockholder, if any, which such Stockholder desires also to include in the Tag-Along Sale ("Additional Shares") in the event there is an aggregate undersubscription for the entire Stockholders' Allotment. In the event there is an aggregate undersubscription by the Stockholders for the entire Stockholders' Allotment, the Selling Group member(s) participating in the Tag-Along Sale shall apportion the unsubscribed shares of Company Preferred Stock or Company Common Stock to Stockholders whose Tag-Along Notices specified an amount of Additional Shares, which apportionment shall be on a pro rata basis among such Stockholders in accordance with the number of Additional Shares specified by all such Stockholders in their Tag-Along Notices.

     The participating members of the Selling Group shall determine the aggregate number of shares of Company Preferred Stock or Company Common Stock to be sold by each participating Stockholder in any given Tag-Along Sale in accordance with the terms hereof, and the Tag-Along Notices given by the Stockholders shall constitute their binding respective agreements to sell such shares on the terms and conditions applicable to such sale (including the requirements of this Section IV). If the proposed transferee or purchaser does not purchase all of such shares on the same terms and conditions applicable to the members of the Selling Group (except as otherwise provided herein) then none shall be purchased.

     If a Tag-Along Notice from a Stockholder is not received by the members of the Selling Group participating in the Tag-Along Sale or by the Selling Group Representative, as the case may be, within the 15-day period specified above, the Selling Group members shall have the right to sell or otherwise transfer the number of shares of Company Preferred Stock or Company Common Stock specified in the Tag-Along Sale Notice to the proposed purchaser or transferee without any participation by such Stockholder, but only on the terms and conditions stated in such Tag-Along Sale Notice and only if such sale occurs on a date within five business days of the Tag-Along Sale Date.

     D. The provisions of this Section IV shall apply regardless of the form of consideration received in the Tag-Along Sale.

     E. "Affiliate" of a specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person and, in the case of a person who is an individual, shall include (i) members of such specified person's immediate family (as defined in instruction 2 of Item 404(a) of Regulation

S-K promulgated by the Securities and Exchange Commission) and (ii) trusts whose trustee and beneficiaries include only such specified person or members of such person's immediate family as determined in accordance with the foregoing clause
(i). For the purposes of this definition, "control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     F. The provisions of this Section IV shall terminate on the earlier to occur of (i) the closing of an underwritten public offering of the Common Stock pursuant to a registration statement declared effective under the Act, or (ii) after any equity securities of the Company have been registered under Section 12(g) of the Exchange Act.

Section V.  Drag-Along Rights.
            -----------------

     A. In the event the Selling Group determines to accept an offer from any person (other than a member of the Selling Group or any Affiliate thereof) to acquire 100% of the outstanding shares of Company Common Stock, then, subject to paragraph C below, at the option of the Selling Group, each of the other Stockholders shall sell, and shall cause any Affiliate of it to sell, all shares of Company Stock held by it or such Affiliate pursuant to such offer to purchase (the "Drag-Along Sale"). All holders of Company Stock in such Drag-Along Sale
(i) shall receive the same consideration per share of each class of Company Stock, shall be subject to the same terms and conditions of sale and shall otherwise be treated equally or, where appropriate, pro rata based upon the number of shares of Company Stock held by each Stockholder and (ii) shall execute such documents and take such actions as may be reasonably required by the Selling Group Representative.

     Any such sale by any Stockholder shall be on the same terms and conditions as the proposed Drag-Along Sale by the Selling Group; provided, however, that
                                                      --------  -------
all selling Stockholders shall share pro rata, based upon the number of shares of each class of Company Stock being sold by each, (i) in any indemnity liabilities to the purchaser in the Drag-Along Sale (other than representations as to unencumbered ownership of and ability to transfer the shares being sold of any other seller in the Drag-Along Sale, which shall be the sole responsibility of such other seller) and (ii) in any escrow for the purpose of satisfying any such indemnity liabilities; provided, further that each Stockholder's sharing
                            --------  -------
obligation hereunder with respect to such indemnity or other liabilities shall be limited to the shares of Common Stock and Preferred Stock being sold by such Stockholder and the proceeds thereof, including without limitation the cash and non-cash consideration received by such Stockholder with respect to such shares of Common Stock and Preferred Stock. In no circumstance whatsoever hereunder shall any recourse be had to such Stockholder, whether by levy or execution, or under any law, or by the enforcement of any assessment or penalty or otherwise, it being understood that the sole recourse for enforcing such Stockholder's obligation shall be to such shares of Common Stock and/or Preferred Stock being sold thereby and the proceeds thereof.

     B. The Selling Group members participating in a Drag-Along Sale or the Selling Group Representative shall promptly provide each Stockholder with written notice (the "Sale Notice") not more than 60 nor less than 30 days prior to the date of the Drag-Along Sale (the "Drag-Along Sale Date"). Each Sale Notice shall set forth: (i) the name and address of each proposed transferee or purchaser of shares of Company Stock in the Drag-Along Sale; (ii) the proposed amount and form of consideration to be paid for such shares and the terms and conditions of payment offered by each proposed transferee or purchaser, (iii) confirmation that the proposed purchaser or transferee has been informed of the "Drag-Along Rights" provided for herein and has agreed to purchase shares of Company Stock in accordance with the terms hereof; and (iv) the Drag-Along Sale Date.

     C. The provisions of this Section V shall apply regardless of the form of consideration received in the Drag-Along Sale, and if any non-cash consideration is proposed in the Drag-Along Sale to each member of the Selling Group, each Stockholder shall accept its pro rata share of such non-cash consideration for
                             --- ----
Company Stock based upon its proportional ownership of shares of each class of Company Stock. The provisions of this Section V shall also apply to any exchange of Company Preferred Stock for, or reclassification of Company Preferred Stock into, Company Common Stock, as if such transaction were a sale subject to this Section V.

     E. The provisions of this Section V shall terminate on the earlier to occur of (i) the closing of an underwritten public offering of Company Common Stock pursuant to a registration statement declared effective under the Act, or
(ii) the first time at which any equity securities of the Company have been registered under Section 12(g) of the Exchange Act.

Section VI.  Registration Rights.
             -------------------

     Each of the Stockholders shall have the registration rights ("Registration Rights") set forth in Exhibit A hereto, which Exhibit A is hereby incorporated herein as if set forth in full in this Agreement.

Section VII.  Exempt Transfers.
              ----------------

     The provisions of Section III shall not apply to a transfer by a Stockholder, either during his lifetime or on death by will or intestacy, to (i) the Company or any subsidiary thereof (ii) his ancestors, descendants, spouse, brothers, sisters, nephews or nieces, (iii) any custodian or trustee for the account or benefit of such Stockholder or such Stockholder's ancestors, descendants, spouse, brothers, sisters, nephews or nieces, (iv) in the case of a Stockholder which is a corporation, an entity directly or indirectly controlled by or under common control with such Stockholder or (v) in the case of (i) Nassau Capital Partners L.P., (ii) NAS Partners I L.L.C., (iii) Henry L. Hillman, Elsie Hilliard Hillman and C.G. Grefenstette, Trustees of the Henry L. Hillman Trust, U/A dated 11/18/85, (iv) Venhill Limited Partnership, (v) C.G. Grefenstette, and Thomas G. Bigley, Trustees U/A/T dated 11/16/64 for: Juliet Lea Hillman, (vi) C.
G. Grefenstette, and Thomas G. Bigley, Trustees U/A/T dated 11/16/64 for: Audrey Hilliard Hillman, (vii) C. G. Grefenstette, and Thomas G. Bigley, Trustees U/A/T dated 11/16/64 for: Henry Lea Hillman, Jr., (viii) C. G. Grefenstette, and Thomas G. Bigley, Trustees U/A/T dated 11/16/64 for: William Talbott Hillmand and (ix) Wilmington Interstate Corporation, to any of their respective Affiliates, including distributions to limited or general partners ; provided,
                                                                     --------
however, that the transferee pursuant to clause (ii), (iii), (iv)  or (v) shall
- -------
receive and hold such Shares subject to the provisions of this Agreement and there shall be no further transfer of such Shares except in accordance herewith; and provided further, that the transferee shall acknowledge and agree, in a
    ----------------
writing satisfactory to the Company, to be bound by the terms of this Agreement and shall execute and deliver to the Company a letter to such effect.

Section VIII.  Restriction on Public Sale.
               --------------------------

     Anything to the contrary herein notwithstanding, in the event that the Company files a registration statement with respect to an underwritten public offering under the Act in which any class of the Company's equity securities is offered, no Stockholder shall effect any public sale or distribution (except pursuant to said registration statement) of any of the shares of Company Stock (which shares, for the purposes of this Section VI, shall include any and all voting securities received by such Stockholder as a stock dividend, stock split or other recapitalization or similar distribution on or in respect of the shares of Company Stock) or any of the Company's other equity securities, or of any securities convertible into or exchangeable for such securities, during the period beginning ten (10) days before the filing of such registration statement with the Securities and Exchange Commission and ending ninety (90) days after such registration statement has become effective or ten (10) days after it has been withdrawn. After the later of five (5) years from the date of this Agreement or the completion of two (2) underwritten public offerings of the Company' equity securities, this Section VIII shall cease to apply.

Section IX.  Conflicting Agreements.
             ----------------------

     The parties hereto hereby acknowledge and agree that from time to time prior to executing this Agreement, some of them have entered into stock purchase agreements and related documents concerning their ownership of capital stock of the Company or Acme Holdings Inc. The parties hereto hereby agree that the provisions of this Agreement supersede such prior agreements to the extent such provisions conflict with the terms of this Agreement. Notwithstanding the foregoing, to the extent such prior agreements are not in conflict with the provisions of this agreement, the parties hereto shall continue to be bound by the terms of such prior agreements, and that provisions relating to vesting and repurchase of shares owned by employees, directors and contractors are not in conflict with this Agreement.

Section X.  Register of Securities; Removal of Restrictions on Transfer;
            ------------------------------------------------------------
            Legends; Board of Directors.
            ---------------------------

     A.  Register of Securities.  The Company or its duly appointed agent shall
         ----------------------
maintain separate registers for the shares of Series A Preferred Stock and the shares of Common Stock, in which it shall register the issue and sale of all such respective shares. The Company may issue stop transfer instructions to such agent and make similar notations in such register to ensure that all transfers of such securities are made in accordance with this Agreement. All transfers of such securities shall be recorded on the register maintained by the Company or its agent, and the Company shall be entitled to regard the registered holder of such securities as the actual holder thereof until the Company or its agent is required to record a transfer of such securities on its register. Subject to Sections III and VIII hereof, the Company or its agent shall be required to record any such transfer when it receives the security to be transferred duly and properly endorsed by the registered holder thereof or by its attorney duly authorized in writing.

     B.  Removal of Transfer Restrictions.  Any legend endorsed on a certificate
         --------------------------------
evidencing Shares and the stop transfer instructions and record notations with respect to such Shares shall be removed and the Company shall issue a certificate without such legend to the holder of such Shares (i) if such Shares are registered under the Act, or (ii) if a notification under Regulation A under the Act is in effect with respect thereto, or (iii) if such Shares have been sold under Rule 144 or Rule 144A under the Act.

     C.  Legends.  All certificates evidencing the shares of Company Stock
         -------
subject to this Agreement shall bear substantially the following legends:

               (i) "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). These securities have been acquired for investment and not with a view to distribution or resale, and may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement for such shares under the Act or an opinion of counsel satisfactory in form and content to the issuer that such registration is not required under such Act."

               (ii) "The securities represented by this certificate are subject to a right of first refusal option in favor of certain stockholders, drag-along rights and certain other rights in favor of certain stockholders, all as set forth in a Stockholder's Agreement between the issuer corporation and the registered holder, or its predecessor in interest, a copy of which is on file at the principal office of the issuer corporation and will be furnished upon request to the holder of record of the shares represented by this certificate."

               (iii) Any legend required to be placed thereon by any applicable state securities law.

     D.   Board of Directors.  So long as Nassau Capital Partners, L.P.
          ------------------
("Nassau") and its Affiliates own at least 65% of the shares of Common Stock purchased by Nassau and its Affiliate on the date hereof pursuant to a Preferred Stock and Common Stock Purchase Agreement entered into with the Company, each Stockholder agrees, if requested by the Company and Nassau, to vote in favor of (or execute a consent in lieu thereof) a designee of Nassau Capital Partners, L.P. in any election of directors (other than to fill a vacancy, unless the vacancy is caused by the death or resignation of such a designee) so that at all times one such designee is serving or has the opportunity to serve on the Board of Directors.

Section XI.  Enforcement.
             -----------

          The parties acknowledge that the remedy at law for any breach or violation of the provisions of Section X hereof shall be inadequate and that, in the event of any such breach or violation, the Company and/or the Stockholders shall be entitled to injunctive relief in addition to any other remedy, at law or in equity, to which it may be entitled.

Section XII.  Violation of Transfer Provisions.
              --------------------------------

          The Company shall not be required (i) to transfer on its books any shares of Company Stock which shall have been sold, transferred, assigned or pledged in violation of any of the provisions set forth in this Agreement, or
(ii) to treat as owner of such shares of Company Stock or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

Section XIII.  General Provisions.
               ------------------

     A.   After-Acquired Shares.  All of the provisions of this Agreement shall
          ---------------------
apply to (i) all of the shares of Company Stock now owned or which may be transferred hereafter to, or owned by, any Stockholder and (ii) all securities and instruments (A) received by a Stockholder as a dividend on or other payment made to holders of Company Stock, or (B) issued in connection with a split of Company Stock or as a result of any exchange for or reclassification of Company Stock or a reorganization, recapitalization, consolidation or merger. In addition, any person or entity who does not presently own but subsequently acquires newly-issued shares of Company Stock or securities convertible into or exercisable or exchangeable for Company Stock may become a party to and bound by this Agreement to such extent as the Company and such person or entity may agree.

     B.   Rights and Obligations of Transferees.  If a Stockholder transfers any
          -------------------------------------
or all of its shares of Company Stock to any person, such person and each subsequent transferee shall have the same rights hereunder as are given to the Stockholder, and shall be subject to the same obligations as are imposed upon the Stockholder by the terms hereof (and all references herein to a Stockholder shall include such transferee), unless otherwise provided herein. The Company will not record any transfer of Company Stock that was made in violation of any provision of this Agreement.

     C.   Owner of Stockholder Shares.  The person in whose name shares of
          ---------------------------
Company Stock are registered in the stock books of the Company may be treated as the owner thereof for all purposes, including without limitation, for the giving of notices under this Agreement.

     D.   Notices.  All notices, requests, consents and other communications
          -------
required or permitted hereunder shall be in writing and shall be deemed to have been duly given and made and served either by personal delivery to the person for whom it is intended or if deposited, postage prepaid, registered or certified mail, return receipt requested, in the United States mail:

          (1) if to any Stockholder, addressed to such Stockholder at its address shown on the stock register maintained by the Company, or at such other address as such Stockholder may specify by written notice to the Company, or

          (2) if to the Company, to Rental Service Corporation, 14505 N. Hayden Road, Suite 322, Scottsdale, AZ 85260, Attention: Chief Executive Officer, or to such other address as the Company may specify by written notice to the Stockholders, with a copy to Brentwood Associates, 11150 Santa Monica Boulevard, Suite 1200, Los Angeles, CA 90025, Attention:
     Christopher Laurence.

Each such notice, request, consent or other communication shall be deemed to have been given upon receipt thereof or, if sooner, five (5) days after such has been deposited as described above. The addresses for the purposes of this
Section XIII D., may be changed by giving written notice of such change in the manner provided herein for giving notice. Unless and until such written notice is received, the address provided herein shall be deemed to continue in effect for all purposes hereunder.

     E.   Choice of Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the internal laws, and not the laws of conflicts of laws, of the State of Delaware.

     F.   Severability.  The parties hereto agree that the terms and provisions
          ------------
in this Agreement are reasonable and shall be binding and enforceable in accordance with the terms hereof and, in any event, that the terms and provisions of this Agreement shall be enforced to the fullest extent permissible under law. In the event that any term or provision of this

Agreement shall for any reason be adjudged to be unenforceable or invalid, then such unenforceable or invalid term or provision shall not affect the enforceability or validity of the remaining terms and provisions of this Agreement, and the parties hereto hereby agree to replace such unenforceable or invalid term or provision with an enforceable and valid arrangement which in its economic effect shall be as close as possible to the unenforceable or invalid term or provision.

     G.   Parties in Interest.  All the terms and provisions of this Agreement
          -------------------
shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not.

     H.   Modification, Amendment and Waiver.  No modification, amendment or
          ----------------------------------
waiver of any provision of this Agreement shall be effective against the Company or any Stockholder unless approved in writing by (i) the Partnership and (ii) other Stockholders owning a majority of the shares of Company Stock subject to this Agreement, and, in the case of the Company, authorized by its Board of Directors; provided, that no modification, amendment or waiver shall be
           --------
effective against a particular Stockholder without such Stockholder's consent if such modification, amendment or waiver would adversely affect such Stockholder's rights under this Agreement in a manner disproportionate (in relation to proportional stock ownership) to the effect of such modification, amendment or waiver on other Stockholders. The failure at any time to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of any of the parties thereafter to enforce each and every provision hereof in accordance with its terms.

     I.   Integration.  This Agreement, together with Exhibits A and B hereto,
          -----------
constitutes the entire agreement of the parties with respect to the subject matter hereof and thereof and, except as set forth in Section IX, supersedes all prior agreements and negotiations with respect thereto.

     J.   Headings.  The headings of the sections and paragraphs of this
          --------
Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

     K.   Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

     L.   Heller Financial.  Heller Financial, Inc. shall have the rights set
          ----------------
forth on Exhibit B hereto.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                              RENTAL SERVICE CORPORATION



                              By: /s/ MARTIN R. REID
                                  ------------------
                                Name:  Martin R. Reid
                                Its:   Chief Executive Officer


                              BRENTWOOD ACME PARTNERS, L.P.

                              By: Brentwood Buyout Partners, L.P.
                                  General Partner



                              By:   /s/ WILLIAM M. BARNUM
                                    ---------------------
                                Name:    William M. Barnum
                                         -----------------
                                Its:     General Partner
                                         ---------------



                              NORTH AMERICAN TRUST COMPANY,
                              Trustee for the benefit of Thomas R. Lamia



                              By:   /s/ KATHRYN SCHNETZ
                                    -------------------
                                Name:    Kathryn Schnetz
                                         ---------------
                                Its:     Trustee of 401(k) PSP
                                         ---------------------


                              /s/ THOMAS R. LAMIA
                              -------------------
                              THOMAS R. LAMIA

                              HELLER FINANCIAL INC.



                              By:   /s/ JOHN A. FINNERTY
                                    --------------------
                                 Name: John A. Finnerty
                                       ----------------
                                 Its:  Senior Vice President
                                       ---------------------



                              /s/ MARTIN R. REID
                              ------------------
                              MARTIN R. REID



                              /s/ DOUGLAS WAUGAMAN
                              --------------------
                              DOUGLAS WAUGAMAN

                              NASSAU CAPITAL PARTNERS, L.P.

                              By: NASSAU CAPITAL L.L.C.,
                                 General Partner


                              By:   /s/ JOHN G. QUIGLEY
                                    -------------------
                                 Name: John G. Quigley
                                       ---------------
                                 Its:  Member
                                       ------



                              NASSAU PARTNERS I, L.L.C.


                              By:   /s/ JOHN G. QUIGLEY
                                    -------------------
                                 Name: John G. Quigley
                                       ---------------
                                 Its:  Member
                                       ------



                              UST PRIVATE EQUITY INVESTORS FUND, INC.


                              By:   /s/ DAVID I. FANN
                                    -----------------
                                 Name: David I. Fann
                                       -------------
                                 Its:  President and CEO
                                       -----------------



                              [HILLMAN]



                              By: ____________________________________
                                 Name: _______________________________
                                 Its:  _______________________________

                              HENRY L. HILLMAN, ELSIE HILLIARD HILLMAN AND C.G. GREFENSTETTE, TRUSTEES OF THE HENRY L. HILLMAN TRUST U/A DATED NOVEMBER 18, 1985


                              By:   /s/ C.G. GREFENSTETTE
                                    ---------------------
                                 Name:   C.G. Grefenstette
                                         -----------------
                                 Title:  Trustee
                                         -------



                              C.G. GREFENSTETTE AND THOMAS G. BIGLEY, TRUSTEES U/A/T DATED 11/16/64 FOR: JULIET LEA HILLMAN


                              By:   /s/ C.G. GREFENSTETTE
                                    ---------------------
                                 Name:   C.G. Grefenstette
                                         -----------------
                                 Title:  Trustee
                                         -------



                              By:   /s/ THOMAS G. BIGLEY
                                    ---------------------
                                 Name:   Thomas G. Bigley
                                         -----------------
                                 Title:  Trustee
                                         -------

                              C.G. GREFENSTETTE AND THOMAS G. BIGLEY, TRUSTEES U/A/T DATED NOVEMBER 11/16/64 FOR: AUDREY HILLIARD HILLMAN


                              By:   /s/ C.G. GREFENSTETTE
                                    ---------------------
                                 Name:   C.G. Grefenstette
                                         -----------------
                                 Title:  Trustee
                                         -------



                              By:   /s/ THOMAS G. BIGLEY
                                    ---------------------
                                 Name:   Thomas G. Bigley
                                         -----------------
                                 Title:  Trustee
                                         -------



                              C.G. GREFENSTETTE AND THOMAS G. BIGLEY, TRUSTEES U/A/T DATED NOVEMBER 11/16/64 FOR: HENRY LEA HILLMAN, JR.


                              By:   /s/ C.G. GREFENSTETTE
                                    ---------------------
                                 Name:   C.G. Grefenstette
                                         -----------------
                                 Title:  Trustee
                                         -------



                              By:   /s/ THOMAS G. BIGLEY
                                    ---------------------
                                 Name:   Thomas G. Bigley
                                         -----------------
                                 Title:  Trustee
                                         -------

                              C.G. GREFENSTETTE AND THOMAS G. BIGLEY, TRUSTEES U/A/T DATED NOVEMBER 11/16/64 FOR: WILLIAM TALBOTT HILLMAN


                              By:   /s/ C.G. GREFENSTETTE
                                    ---------------------
                                 Name:   C.G. Grefenstette
                                         -----------------
                                 Title:  Trustee
                                         -------



                              By:   /s/ THOMAS G. BIGLEY
                                    ---------------------
                                 Name:   Thomas G. Bigley
                                         -----------------
                                 Title:  Trustee
                                         -------


                              VENHILL LIMITED PARTNERSHIP


                              /s/ HOWARD B. HILLMAN
                              -----------------------------------
                                    Name:  Howard B. Hillman
                                    Title: General Partner



                              WILMINGTON INTERSTATE CORPORATION


                              By:   /s/ DARLENE CLARKE
                                    ----------------------------
                                 Name:   Darlene Clarke
                                         ---------------
                                 Title:  Vice President
                                         --------------

                                   Exhibit A
                              REGISTRATION RIGHTS

     Section 1.  Definitions.  Terms defined in the foregoing Stockholders'
                 -----------
Agreement (the "Agreement") are used as therein defined unless otherwise defined in this Exhibit A. In addition, the following terms shall have the meanings indicated:

          "Commission" means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act.

          "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     Section 2.  Rights of Stockholder.  If at any time the Company proposes to
                 ---------------------
register (other than a registration (1) on Form S-8 or any successor form thereto; (2) of debt securities of the Company; (3) of Preferred Stock of the Company; or (4) of securities for the purpose of consummating any acquisition by the Company including a registration on Form S-4 (or any successor form thereto)) any public offering of shares of its capital stock under the Securities Act, the Company will give written notice to Stockholder of its intention so to do at least twenty (20) days prior to the filing of the registration statement.

   A.     In the event of an underwritten public offering:

          (1) If the representative of the underwriters participating in the sale and distribution of the Company's securities covered by said registration statement agrees that a number of shares of outstanding Company Common Stock in addition to those shares to be registered on behalf of the Company (the "Permissible Secondary Shares") may be included in the offering covered by the registration statement, the Company's notice shall afford Stockholder an opportunity to elect to include in such filing all or any part of the shares of the Company Common Stock then owned by Stockholder. Stockholder shall have fifteen (15) days after receipt of the Company' notice to notify the Company in writing of the number of shares of the Company Common Stock (the "Elected Shares") which Stockholder elects to include in the offering. The Elected Shares shall be included in the offering to the extent permitted by the representative. If the aggregate number of Elected Shares that Stockholder and any other holders of securities of the Company possessing registration rights desire to include in such filing exceeds the number of Permissible Secondary Shares, then Stockholder shall, subject to any priority available to other holders of securities, be entitled to include that number of shares of Company Common Stock that bears the same ratio to the number of Permissible Secondary Shares as the number of Elected Shares of the Company Common Stock that Stockholder desires to include bears to the number of Elected Shares that all eligible holders of securities desire to include. Such representative may increase or decrease the number of Permissible Secondary Shares at any time until all shares of the

Company Common Stock included in such registration shall have been sold by such underwriters.

          (2) The inclusion in such filing of shares of Company Common Stock shall be upon the condition that Stockholder sell his shares of Company Common Stock to the underwriters on the same terms and conditions as the Company and other selling holders.

          (3) the Company shall afford Stockholder the right to participate in each underwritten registration.

   B.     In the event of a public offering which is not underwritten:

          (1) Stockholder shall have fifteen (15) days after receipt of the Company's notice to notify the Company in writing of the number of shares of Company Common Stock that are owned by him which Stockholder elects to include in the offering.

          (2) the Company will use its best efforts to prepare and file with the Commission a registration statement with respect to such shares of Company Common Stock and shall cause such registration statement to become effective, to prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the earlier of the sale of all shares of Company Common Stock covered thereby and the expiration of a period of 9 months after its effective date and to comply with the provisions of the Securities Act with respect to the disposition of all shares of Company Common Stock covered by such registration statement. In the event that any shares of the Company Common Stock included in a registration statement subject to, or required by, this Exhibit A remain unsold at the end of such period, Company may file a post-effective amendment to the registration statement for the purpose of deregistering such shares.

          (3) the Company will furnish to Stockholder so many copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as Stockholder may reasonably request.

          (4) the Company will use its best efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions (not exceeding ten (10) in number) as Stockholder shall request, and do any and all other acts and things that may be reasonably necessary or advisable to enable Stockholder to consummate the disposition in such jurisdictions of the shares of Company Common Stock covered by the registration statement; provided, however, that the Company shall not be
                               --------  -------
obligated, by reason thereof, to qualify as a foreign corporation or file any general consent to service of process under the laws of any such jurisdiction or subject itself to taxation as doing business in any such jurisdiction.

          (5) the Company shall notify Stockholder when the registration statement covering the offering of the shares of Company Common Stock to be registered has been filed with the Commission under the Securities Act and when it has been made effective by order of the Commission.

     Section 3.  Obligations of Stockholder.  To include any shares of Company
                 --------------------------
Common Stock in any registration, Stockholder shall:

          (1) cooperate with the Company in preparing each such registration and execute all such agreements as any representative of the underwriters may deem reasonably necessary in favor of the underwriters;

          (2) promptly supply the Company with all information, documents, representations and agreements as the underwriters or the Company may deem reasonably necessary in connection with such registration; and

          (3) agree in writing not to sell or transfer any shares of the capital stock of the Company not included in such registration during the period beginning ten (10) days prior to the filing and ending ninety (90) days after the effective date of such registration without the underwriters' or the Company's consent.

     Section 4.  Completion of Offering Not Required.  Anything herein to the
                 -----------------------------------
contrary notwithstanding, the Company shall have no obligation to Stockholder if the Board of Directors of the Company determines, for any reason, not to complete any proposed public offering of its securities.

     Section 5.  Registration Expenses.  The costs and expenses (other than
                 ---------------------
underwriting discount or commission and other than fees and disbursements of counsel for any Stockholder) of all registrations and qualifications under the Securities Act, and of all other actions that the Company is required to take or effect pursuant to this Exhibit A, shall be paid by the Company (including, without limitation, all registration and filing fees, printing expenses, costs of special audits incident to or required by any such registration, fees and disbursements of counsel for the Company).

     Section 6.  Indemnification by the Company.  In the event of any
                 ------------------------------
registration under the Securities Act of any offering including shares of Company Common Stock, the Company hereby agrees to indemnify and hold harmless Stockholder and each other person, if any, who controls Stockholder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which Stockholder or such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which shares of Company Common Stock were registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein or any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any failure or alleged failure of the Company to comply with any applicable statute, rule or regulation in connection with the registration statement or the offering, and will reimburse Stockholder for any legal or other expenses reasonably incurred by Stockholder in connection with investigating or defending any such loss, claim, damage, liability or proceeding; provided, that the Company will not be liable in any such case to
            --------
the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon and in conforming with written information furnished by Stockholder in his capacity as such specifically for use in the preparation thereof.

          Section 7.  Indemnification by Stockholder.  In the event of any
                      ------------------------------
registration under the Securities Act of any offering including shares of Company Common Stock, Stockholder hereby agrees to indemnify and hold harmless the Company, and each other person, if any, who controls the Company within the meaning of the Securities Act and each other person (including each underwriter, and each other person, if any, who controls such underwriter) who participates in the offering of such Company Common Stock against any losses, claims, damages or liabilities, joint or several, to which the Company, such controlling person or participating person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which an offering of such Company Common Stock was registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such controlling person or participating person for any legal or other expenses reasonably incurred by the Company or such controlling person or participating person in connection with investigating or defending any such loss, claim, damage, liability or proceeding; provided that Stockholder will be liable in any
                                 --------
such case to the extent, and only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by Stockholder in his capacity as such specifically for use in the preparation thereof.

                                   EXHIBIT B

          The following provision is for the benefit of Heller Financial Inc.("Heller"). Capitalized terms used in this Exhibit B without definition have the meanings assigned in the foregoing Stockholders' Agreement ("Agreement").


The Company and each Stockholder acknowledge and understand that Heller is subject to federal law and regulations which limit the number of shares of Common Stock and Preferred Stock which Heller or its affiliates may own. If at any time performance by the Company or any Stockholder of any of the provisions of this Agreement would cause Heller to own or control more shares of the total voting stock of the Company than Heller is permitted by any statute, law, regulation or governmental authority to own or control, the Company agrees to use its reasonable best efforts, subject to federal and state securities laws and the General Corporation Law of Delaware, to take such action as is reasonably acceptable to Heller to assist Heller in its efforts to comply with such statutes, laws, regulations or governmental authorities, including without limitation, to assist Heller in disposing of its shares in a prompt and orderly manner (subject to the Company's and Stockholders' rights under this Agreement,) to provided (and hereby authorizes Heller to provide) financial and other information concerning the Company on a confidential basis to any prospective purchaser of the shares of Common Stock or Preferred Stock to be transferred by Heller (subject to the Company's and the Stockholders' rights under this Agreement), and/or to authorize a class of non-voting stock and to issue such number of shares of non-voting stock in exchange for shares of voting stock held by Heller or its affiliate(s).